EXHIBIT 99.2

FINANCIAL GUARANTY INSURANCE COMPANY
===============================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS

JUNE 30, 1998


Balance Sheets...........................................1
Statements of Income.....................................2
Statements of Cash Flows.................................3
Notes to Unaudited Interim Financial Statements..........4

FINANCIAL GUARANTY INSURANCE
COMPANY                                                          BALANCE SHEETS
--------------------------------------------------------------------------------
($ in Thousands)

                                                                                        JUNE 30,                DECEMBER 31,
                                                                                         1998                        1997
                                                                                  -------------------        ------------------
ASSETS                                                                             (UNAUDITED)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,439,765 in 1998 and $2,313,458 in 1997)                                         $2,538,259                $2,443,746
Short-term investments, at cost, which approximates market                                74,599                    76,039
Cash                                                                                       1,068                       802
Accrued investment income                                                                 38,593                    38,927
Reinsurance receivable                                                                     7,581                     8,220
Deferred policy acquisition costs                                                         84,225                    86,286
Property, plant and equipment net of
   accumulated depreciation of $6,904 in 1998 and $17,346 in 1997                          2,469                     3,142
Prepaid reinsurance premiums                                                             146,578                   154,208
Prepaid expenses and other assets                                                          7,617                    21,002
                                                                                      ----------                ----------
            Total assets                                                              $2,900,989                $2,832,372
                                                                                      ==========                ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                                       $604,325                  $628,553
Losses and loss adjustment expenses                                                       61,170                    76,926
Ceded reinsurance payable                                                                  1,178                     3,932
Accounts payable and accrued expenses                                                     42,395                    26,352
Current federal income taxes payable                                                      49,114                    19,335
Deferred federal income taxes payable                                                    108,190                   118,522
Payable for securities purchased                                                          29,213                     5,811
                                                                                     -----------                 ---------

            Total liabilities                                                            895,585                   879,431
                                                                                      ----------                  --------

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  1998 and at December 31, 1997: 10,000 shares authorized,
  issued and outstanding                                                                  15,000                    15,000
Additional paid-in capital                                                               383,511                   383,511
Accumulated other comprehensive income, net of tax                                        63,517                    83,935
Retained earnings                                                                      1,543,376                 1,470,495
                                                                                      ----------                ----------

            Total stockholder's equity                                                 2,005,404                 1,952,941
                                                                                      ----------                ----------

            Total liabilities and stockholder's equity                                $2,900,989                $2,832,372
                                                                                      ==========                ==========


        See accompanying notes to unaudited interim financial statements
                                       -1-

FINANCIAL GUARANTY INSURANCE
COMPANY                                                    STATEMENTS OF INCOME
--------------------------------------------------------------------------------


($ in Thousands)

                                                       SIX MONTHS ENDED JUNE 30,
                                                            1998         1997
                                                              (UNAUDITED)

REVENUES:

  Gross premiums written                                 $ 46,221     $  46,339
  Ceded premiums                                           (4,818)      (11,668)
                                                         ---------    ---------

  Net premiums written                                     41,403        34,671
  Decrease in net unearned premiums                        16,654        23,982
                                                         --------     ---------

  Net premiums earned                                      58,057        58,653
  Net investment income                                    66,023        63,518
  Net realized gains                                       25,773         9,127
                                                         --------      --------

      Total revenues                                      149,853       131,298
                                                         --------     ---------

EXPENSES:

  Losses and loss adjustment expenses                       3,381         1,063
  Policy acquisition costs                                 10,576         7,525
  Other underwriting expenses                               9,426         7,949
                                                          -------      --------

      Total expenses                                       23,383        16,537
                                                         --------     ---------

      Income before provision for federal income taxes    126,470       114,761

  Provision for federal income taxes                       28,589        24,733
                                                          -------      --------

       Net income                                         $97,881       $90,028
                                                          =======       =======




        See accompanying notes to unaudited interim financial statements
                                       -2-

FINANCIAL GUARANTY INSURANCE
COMPANY                                                 STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------
($ in Thousands)

                                                                             SIX MONTHS ENDED JUNE 30,
                                                                         1998                          1997
                                                                         ----                          ----
                                                                                     (UNAUDITED)

OPERATING ACTIVITIES:

Net income                                                              $ 97,881                    $ 90,028
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                      663                       1,586
    Amortization of fixed maturity securities                              1,886                         671
    Policy acquisition costs deferred                                     (8,515)                     (6,979)
    Amortization of deferred policy acquisition costs                     10,576                       7,525
    Depreciation of fixed assets                                             732                       1,267
    Change in reinsurance receivable                                         639                         (62)
    Change in prepaid reinsurance premiums                                 7,630                       1,977
    Foreign currency translation adjustment                                  382                        (380)
    Change in accrued investment income, prepaid
       expenses and other assets                                          13,719                       4,090
    Change in unearned premiums                                          (24,228)                    (25,959)
    Change in losses and loss adjustment expense reserves                (15,756)                     (2,500)
    Change in other liabilities                                           13,289                     (25,679)
    Change in current income taxes payable                                29,779                     (27,208)
    Net realized gains on investments                                    (25,773)                     (9,127)
                                                                       ----------                 -----------

Net cash provided by operating activities                                102,904                       9,250
                                                                       ---------                    --------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities                         431,647                     425,102
Purchases of fixed maturity securities                                  (535,726)                   (419,674)
Sales or maturities (purchases) of short-term investments, net             1,441                     (12,863)
Purchases of property and equipment, net                                       -                        (484)
                                                                     -----------                   ----------

Net cash used for investing activities                                  (102,638)                     (7,919)

Increase in cash                                                             266                       1,331
Cash at beginning of period                                                  802                         860
                                                                       ---------                  ----------

Cash at end of period                                                 $    1,068                 $     2,191
                                                                      ==========                 ===========




        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------



June 30, 1998 and 1997
(Unaudited)


              (1) BASIS OF PRESENTATION
                  ---------------------

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1998 and 1997, (b) the financial position at June 30, 1998 and December 31, 1997, and (c) cash flows for the six months ended June 30, 1998 and 1997.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1997 audited financial statements.

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
                  Actual results could differ from those estimates.

              (2) STATUTORY ACCOUNTING PRACTICES
                  ------------------------------

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

                  (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

                  (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

                  (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

                  (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

                  (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

                  (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

                  (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                       SIX MONTHS ENDED JUNE 30,
                                                --------------------------------------------------------------------------

                                                                 1998                                 1997
                                                --------------------------------     -------------------------------------
                                                  NET             STOCKHOLDER'S           NET               STOCKHOLDER'S
                                                INCOME               EQUITY             INCOME                 EQUITY
                                                ------               ------             ------                 ------

GAAP basis amount                                $97,881          $2,005,404          $90,028               $1,783,238

Premium revenue recognition                       (6,709)           (187,918)          (2,158)                (178,443)

Deferral of acquisition costs                      2,061             (84,225)             545                  (91,399)

Contingency reserve                                    -            (567,350)               -                 (489,210)

Non-admitted assets                                    -              (2,090)               -                   (3,369)

Case-basis losses incurred                         1,286                (586)            (355)                  (3,604)

Portfolio loss reserves                            1,400              30,400                -                   24,000

Deferral of income tax                               663              73,633            1,586                   72,173

Unrealized gains on fixed maturity
   securities held at fair value, net of
   taxes                                               -             (64,021)               -                  (48,183)

Profit commission                                  1,754              (5,635)            (266)                  (6,452)

Contingency reserve tax deduction                      -              74,059                -                   95,185

Allocation of tax benefits due to Parent's
   net operating loss to the Company                 106              11,022              156                   10,759
                                                --------          ----------        ---------               ----------

Statutory basis amount                           $98,442          $1,282,693          $89,536               $1,164,695
                                                ========          ==========          =======               ==========

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                (3) DIVIDENDS
                    ---------

                    Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                    o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1997.

                    o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.


                    The amount of the Company's surplus available for dividends during 1998 is approximately $128.3 million.

                    During 1998, the Company declared dividends of $25.0 million.

              (4)  INCOME TAXES
                   ------------

                    The Company's effective Federal corporate tax rate (22.6 percent and 21.6 percent for the six months ended June 30, 1998 and 1997, respectively) is less than the statutory corporate tax rate (35 percent in 1998 and 1997) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

               (5)  REINSURANCE
                    -----------

                    In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $12.4 million and $13.6 million, respectively, for the six months ended June 30, 1998 and 1997.

              (6)   COMPREHENSIVE INCOME
                    --------------------

                    In June 1997, the Financial Accounting Standard Board issued statement No. 130, "Reporting Comprehensive Income", which requires enterprises to disclose comprehensive income and its components. Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

June 30, 1998 and 1997
(Unaudited)


                                                       FOR THE SIX MONTHS
                                                          ENDED JUNE 30,
                                                      1998            1997
                                                      ----            ----

    Net income                                       $97,881         90,028
    Other comprehensive income:
        Change in unrealized investment gains,
           net of taxes                              (20,666)         9,023
        Change in foreign exchange gains,
           net of taxes                                  248           (247)
                                                     -------      ----------
    Comprehensive income                             $77,463        $98,804
                                                     =======        =======

                                    EXHIBIT A
                                    ---------

                         APPROVED FINANCIAL INFORMATION
                               AS OF JUNE 30, 1998



As of June 30, 1998, December 31, 1997 and 1996 the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $246.7 billion, $230.2 billion, and $205.0 billion par value of securities, respectively (of which approximately 80 percent, 86 percent and 82 percent constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.19 billion, $2.14 billion and $2.05 billion, respectively. As of June 30, 1998, the Certificate Insurer had reinsured approximately 21 percent of the risks it had written, 30 percent through quota share reinsurance, 24 percent through excess of loss reinsurance and 46 percent through facultative arrangements.

CAPITALIZATION

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1996, December 31, 1997 and June 30, 1998 respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since June 30, 1998.



                                                                                           (UNAUDITED)
                                               DECEMBER 31,          DECEMBER 31,            JUNE 30,
                                                  1996                  1997                   1998
                                              (IN MILLIONS)         (IN MILLIONS)          (IN MILLIONS)
                                              -------------         -------------          -------------
Unearned Premiums                                  682                    629                    604
Other Liabilities                                  288                    250                    292
     Stockholder's Equity(1)
     Common Stock                                   15                     15                     15
     Additional Paid-in Capital                    334                    384                    384
     Accumulated Other Comprehensive
         Income                                     38                     84                     64
     Retained Earnings                           1,297                  1,470                  1,542
                                                 -----                  -----                  -----
Total Stockholder's Equity                       1,684                  1,953                  2,005
                                                 -----                  -----                  -----
Total Liabilities and
   Stockholder's Equity                         $2,654                 $2,832                 $2,901
                                                ======                 ======                 ======

(1) Components of Stockholder's equity have been restated for all periods presented to reflect "Accumulated Other Comprehensive Income" in accordance with the Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" adopted by the Certificate Insurer effective January 1, 1998. As this new standard only requires additional information in the financial statements, it does not affect the Certificate Insurer's financial position or results of operations.

For further financial information concerning the Certificate Insurer, see the audited financial statements of the Certificate Insurer included as Appendix A and the unaudited interim financial statements of the Certificate Insurer included as Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.